Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Cash and cash equivalents
26. Cash and cash equivalents

	2021 £m	2020 £m
Cash at bank and in hand	1,427	1,762

Short-term deposits	2,847	4,530
	4,274	6,292

Cash and cash equivalents included £0.2 billion (2020 – £0.2 billion) not available for general use due to restrictions applying in the subsidiaries where it is held. Restrictions include exchange controls and taxes on repatriation.